Exhibit 99.1

QUOTIENT LIMITED

12% Senior Secured Notes due 2024

CUSIP: 74911TAA7, 74911TAC3 and 74911TAE9

Notice of Supplemental Indenture

The following notice is hereby given by Quotient Limited (the “Company”) to the holders of its 12% Senior Secured Notes due 2024 (“Notes”) issued pursuant to the Indenture (the “Original Indenture”), dated as of October 14, 2016, among the Company, the guarantors party thereto (the “Existing Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”), as amended by the First Supplemental Indenture, dated as of December 4, 2018, by and among the Company, the Existing Guarantors, the Trustee and the Collateral Agent (the “First Supplemental Indenture” and, together with the Original Indenture, the “Indenture”). Capitalized terms used but not otherwise defined herein have the meanings given to them in the Indenture. Copies of the Original Indenture and the First Supplemental Indenture were included as Exhibits to the Company’s Current Reports on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on October 14, 2016 and December 5, 2018, respectively, and are available on the SEC’s website at http://www.sec.gov.

Pursuant to Section 9.01 of the Indenture, the Company hereby notifies the holders of the Notes of the execution of the Second Supplemental Indenture, pursuant to Section 9.01(v) of the Indenture, dated March 5, 2021, among the Company, Quotient Iberia, S.L. (the “New Guarantor”), the Existing Guarantors, the Trustee and the Collateral Agent, pursuant to which the New Guarantor, jointly and severally, with each Existing Guarantor, irrevocably and unconditionally guarantees as a primary obligor and not merely as a surety on a senior basis to each Holder and to the Trustee and its successors and assigns the Guaranteed Obligations, on the terms and subject to the conditions set forth in Article 10 of the Indenture, and agrees to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of a Guarantor under the Indenture. A copy of the Second Supplemental Indenture is attached as Annex A hereto.

Annex A

SECOND SUPPLEMENTAL INDENTURE

THIS SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of March 5, 2021, is among Quotient Iberia, S.L. (the “New Guarantor”), a limited liability company (“Sociedad de Responsabilidad Limitada”) formed under the laws of Spain and a new indirect subsidiary of Quotient Limited (the “Issuer”), the Issuer, the existing guarantors (the “Existing Guarantors”) under the Indenture referred to below, and U.S. Bank National Association, as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”) under such Indenture.

W I T N E S S E T H :

WHEREAS, the Issuer, the Existing Guarantors, the Trustee and the Collateral Agent have heretofore executed and delivered an indenture (the “Original Indenture”), dated as of October 14, 2016, providing for the issuance of the Issuer’s 12% Senior Secured Notes (the “Securities”);

WHEREAS, the Issuer, the Existing Guarantors, the Trustee and the Collateral Agent have heretofore executed and delivered a first supplemental indenture (the “First Supplemental Indenture” and, the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the “Indenture”), dated as of December 4, 2018, providing for certain amendments to the Original Indenture and the Securities and a waiver in respect of certain obligations of the Issuer and its Restricted Subsidiaries under the Indenture;

WHEREAS, Section 4.10 of the Original Indenture provides that under certain circumstances the Issuer is required to cause future Restricted Subsidiaries to execute and deliver to the Trustee a supplemental indenture pursuant to which the future Restricted Subsidiary shall guarantee the Issuer’s Obligations under the Securities and the Indenture pursuant to a Guarantee on the terms and conditions set forth herein and in the Indenture; and

WHEREAS, pursuant to Section 9.01(v) of the Original Indenture, the Trustee, the Collateral Agent, the New Guarantor, the Issuer and the Existing Guarantors are authorized to execute and deliver this Supplemental Indenture without notice to or consent of any Holder.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Issuer, the Existing Guarantors, the Trustee and the Collateral Agent mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1.    Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the recitals hereto are used herein as therein defined, except that the term “Holders” in this Supplemental Indenture shall refer to the term “Holders” as defined in the Indenture and the Trustee acting on behalf of and for the benefit of such Holders. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2.    Agreement to Guarantee. The New Guarantor hereby, jointly and severally, with each Existing Guarantor, irrevocably and unconditionally guarantees as a primary obligor and not merely as a surety on a senior basis to each Holder and to the Trustee and its successors and assigns the Guaranteed Obligations, on the terms and subject to the conditions set forth in Article 10 of the Original Indenture, and agrees to be bound by all other applicable provisions of the Indenture and the Securities and to perform all of the obligations and agreements of a Guarantor under the Indenture.

3.    Notices. All notices or other communications to the New Guarantor shall be given as provided in Section 12.01 of the Original Indenture.

4.    Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder shall be bound hereby.

5.    Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

6.    Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

7.    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any communication sent to the Trustee or the Collateral Agent hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign or Adobe Sign (or such other digital signature provider as specified in writing to the Trustee or the Collateral Agent by the authorized representative), in English. The Issuer, Existing Guarantors, and the New Guarantor each agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the Trustee or the Collateral Agent, including without limitation the risk of the Trustee or the Collateral Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties.

8.    Effect of Headings. The Section headings herein are for convenience of reference only and shall not affect the construction thereof.

9.    No Recourse Against Others. No director, officer, employee, manager, member, partner, incorporator or holder of any Equity Interests in the Issuer or in any Guarantor, as such, shall have any liability for any obligations of the Issuer or the Guarantors under this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or its creation.

10.     Electronic Means. The parties agree that the transaction described herein may be conducted and related documents may be stored by electronic means. Copies, telecopies, facsimiles, electronic files and other reproductions of original executed documents shall be deemed to be authentic and valid counterparts of such original documents for all purposes, including the filing of any claim, action or suit in the appropriate court of law.

11.    Provisions of Supplemental Indenture for the Sole Benefit of Parties and Holders of Securities. Nothing in this Supplemental Indenture, express or implied, shall give to any Person other than the parties hereto and their successors hereunder and the Holders of the Securities any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture or the Securities.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

QUOTIENT IBERIA, S.L.

By:	/s/ Paul Stuart
	Name:	Paul Stuart
	Title:	Director

QUOTIENT LIMITED

By:	/s/ Peter Buhler
	Name:	Peter Buhler
	Title:	Chief Financial Officer

EXISTING GUARANTORS:

QBD (QS IP) LIMITED, as Guarantor

By:	/s/ Ernest Larnach
	Name:	Ernest Larnach
	Title:	Director

QUOTIENT BIODIAGNOSTICS, INC., as Guarantor

By:	/s/ Brian Williamson
Name:	Brian Williamson
Title:	Director

ALBA BIOSCIENCE LIMITED, as Guarantor

By:	/s/ Ernest Larnach
Name:	Ernest Larnach
Title:	Director

QUOTIENT SUISSE SA, as Guarantor

By:	/s/ Ernest Larnach
Name:	Ernest Larnach
Title:	Director

QUOTIENT BIOCAMPUS LIMITED, as Guarantor

By:	/s/ Ernest Larnach
Name:	Ernest Larnach
Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
	Title:	Vice President